                 ----------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                 DEBT FUND, INC.
                 ----------------------------------------------






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                           MORGAN STANLEY DEAN WITTER
                        EMERGING MARKETS DEBT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------
For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of 14.45% compared to 10.57% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the period since the Fund's commencement of operations on July 23, 1993 through June 30, 1999, the Fund's total return, based on net asset value per share, was 79.96% compared to 81.85% for the Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $8 1/16, representing a 7.0% premium to the Fund's net asset value per share.

The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. As the year progressed however, many of these negatives which had cast a shadow over emerging markets proved to be less of an obstacle than originally thought. OECD growth as a whole held up better than expected during the first quarter. The Japanese economy stabilized temporarily, which helped to underpin a recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries.

The Fund began 1999 reeling from the continued effects of the Brazilian crisis of 1998. During the month of January, emerging markets debt as measured by the Index sold off by 3.7%, with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout was felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. By the end of the first quarter, inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated.

Another positive surprise was higher oil prices, which were the result of a mid-March OPEC agreement to cut oil production. This eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remained weak, the positive move in the price of oil since the beginning of the year served as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. To their credit, emerging countries by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

The conflict in Kosovo weighed on the market as Bulgarian assets bore the brunt of investors' fears that the war would spread and destabilize the entire Balkan region.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, emerging market debt had a strong rebound during the latter part of the first quarter of 1999. For the three months ended March 31, 1999, emerging market debt rose 5.06% as measured by the Index.

By the end of June, the spread of the broad market as measured by the Index had tightened to 1,070 over U.S. Treasuries. The rally in June helped to reclaim some of the losses in May and brought the year-to-date return up to 10.57%. The market rally at the end of the month was spurred by the Federal Open Market Committee adoption of a neutral policy bias after raising the Fed Funds rate by the anticipated amount of 25 basis points. The neutral bias announcement helped to ease investor fears that the Federal Reserve was about to undertake a series of interest rate hikes.

In June, Russian assets significantly outperformed the general market, as the prospects for a timely restructuring of outstanding debt improved. In addition, Russia continued to post strong current account surpluses on the back of rising oil prices. Bulgarian assets outperformed the market in the wake of a resolution to the Kosovo conflict and the subsequent discussions by NATO of a Marshall- type plan to rebuild the Balkan region.

The Indonesian economy, which has been lagging the rest of Asia, began to show signs of a rebound as inflation declined significantly and domestic interest rates fell dramatically. The recent rise in oil prices has improved Indonesia's trade balance, which contributed to the country's, albeit modest, current account surplus. This surplus combined with multi-lateral aid has led to an increase in international reserves and a rally in the Indonesian rupiah.

On the down side, Ecuador significantly underperformed the market as the country continued to struggle with a domestic political dynamic that has made it impossible for the government to implement the structural reforms nec-essary to clean up its banking system and secure multi-lateral aid.

Stronger growth in the developed world and the related upturn in commodity prices during the last few months have provided a supportive global environment in which most emerging economies have been able to stabilize. In general, spread levels on emerging market debt traded within a relatively narrow (100 basis point) range, albeit with plenty of interim volatility, and healthy returns were earned by "clipping coupons" during the first six months of the year. Additional support for the asset class came from the improved macro-economic fundamentals in many of the large emerging economies.

Non-Japan Asian economies rebounded, partly due to base effects, but also due to increased domestic demand and export volumes. However, these recoveries are fragile and as we have seen in the past, there can be a wide gap between committing to structural reform measures and actually implementing them. Emerging economies are still vulnerable to external shocks such as an inflationary surprise and higher U.S. interest rates. A correction in the financial markets of the developed world would rattle the nascent recoveries in emerging economies, as investors conclude that higher rates and lower asset prices would slow the demand for exports from emerging market economies.

In the near term we do not expect any meaningful sell off in emerging market debt. Despite the incremental improvement in credit fundamentals, the market has not rallied substantially during the first half of the year. At current levels, the downside risks are less worrisome than in times past, as we believe that a healthy amount of skepticism is reflected in today's prices. However, a significant rally in the near term seems unlikely to us as well. Investors appear to be hesitant to commit new money to risky asset classes between now and the end of the year due to concerns over Year 2000 and the direction of U.S. monetary policy. A continuation of the "coupon clipping" environment seems the most likely course during the medium term. We are optimistic that the three main regions of the emerging world will be growing in unison during the latter part of this year, which will improve the fiscal and balance of payments positions of many emerging market countries. This should cause investors perceptions of emerging market risks to fall and allow for increased upside in asset prices.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                                  TOTAL RETURN (%)
                                      ------------------------------------------------------------------
                                        MARKET VALUE (1)      NET ASSET VALUE (2)         INDEX (3)
                                      --------------------   --------------------   --------------------
                                                   AVERAGE                AVERAGE                AVERAGE
                                      CUMULATIVE   ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE   ANNUAL
                                      ----------   -------   ----------   -------   ----------   -------
                FISCAL YEAR TO DATE      19.51%        --       14.45%        --      10.57%        --
                ONE YEAR                -14.76     -14.76%     -21.32     -21.32%     -4.26      -4.26%
                FIVE YEAR                91.04      13.82       84.66      13.05      94.37      14.22
                SINCE INCEPTION*         92.69      11.68       79.96      10.40      81.85      10.60


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                                        [GRAPH]


                                                           YEAR ENDED DECEMBER 31,                    SIX MONTHS
                                                                                                        ENDED
                                                                                                       JUNE 30,
                                1993*       1994        1995        1996        1997        1998         1999
                              --------    --------    --------    --------    --------    --------    ----------
Net Asset Value Per Share...  $18.96      $ 12.23     $12.40      $17.31      $15.21      $  7.01       $ 7.53
Market Value Per Share......  $18.13      $ 11.38     $12.50      $15.13      $15.38      $  7.19       $ 8.06
Premium/(Discount)..........    -4.4%        -7.0%       0.8%      -12.6%        1.1%         2.6%         7.0%
Income Dividends............  $ 0.16      $  1.49     $ 1.72      $ 1.08      $ 1.27      $  1.41       $ 0.48
Capital Gains Distributions.      --      $  0.41         --          --      $ 3.44      $  2.94           --
Fund Total Return (2).......   35.96%      -25.95%     26.85%+     50.98%      21.71%      -33.00%       14.45%
Index Total Return (3)......   18.67%      -18.93%     26.77%      39.31%      13.02%      -14.35%       10.57%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela. Because the J.P. Morgan Emerging Markets Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.

*   The Fund commenced operations on July 23, 1993.

+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Debt Securities                                               (96.5%)
Short-Term Investments                                         (3.4%)
Equity Securities                                              (0.1%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[PIE CHART]

Mexico                                                        (20.5%)
Brazil                                                        (19.4%)
Argentina                                                     (18.4%)
Russia                                                         (6.5%)
Colombia                                                       (5.8%)
Bulgaria                                                       (4.7%)
Turkey                                                         (4.0%)
Venezuela                                                      (3.3%)
Morocco                                                        (2.7%)
Panama                                                         (2.2%)
Other                                                         (12.5%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                       PERCENT OF
                                                          TOTAL
                                                       INVESTMENTS
                                                       -----------
1.  Republic of Argentina 'L'                             7.1%
     5.938%, 3/31/05 (Argentina)
2.  Republic of Argentina                                 5.7
     11.75%, 4/7/09 (Argentina)
3.  Federative Republic of Brazil                         5.5
     Debt Conversion 'L' Bond
     5.938%, 4/15/12 (Brazil)
4.  United Mexican States Par Bonds                       5.5
     6.25%, 12/31/19 (Mexico)
5.  Federative Republic of Brazil 'C' Bond PIK            4.9
     8.00%, 4/15/14 (Brazil)
6.  United Mexican States                                 4.5
     Euro Bond
     10.375%, 2/17/09 (Mexico)
7.  United Mexican States                                 4.0
     Discount Bonds
     12/31/19 (Mexico)
8.  United Mexican States                                 3.8
     Global Bond
     11.375%, 9/15/16 (Mexico)
9.  Federative Republic of                                3.1
     Brazil New Money Bond
     5.938%, 4/15/09 (Brazil)
10. Russian Federation                                    3.0
     11.00%, 7/24/18 (Russia)
                                                         ----
                                                         47.1%
                                                         ----
                                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
-------
JUNE 30, 1999

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------
DEBT INSTRUMENTS (96.5%)
-------------------------------------------------------------------------------
ARGENTINA  (18.4%)
CORPORATE  (3.7%)
(b)Cablevision S.A.
     13.75%, 5/1/09                          U.S.$        600      U.S.$   547
   CIA International Telecom
(b)  10.375%, 8/1/04                         ARP        2,570            2,018
(b)  10.375%, 8/1/04                                      350              275
   Nortel Inversora 'A'
     6.00%, 3/31/07                          U.S.$      6,486            3,899
(b)Supercanal Holdings S.A.
     11.50%, 5/15/05                                      710              383
                                                                    -----------
                                                                         7,122
                                                                    -----------
Sovereign  (14.7%)
(e)Republic of Argentina
     11.75%, 4/7/09                                    12,160           11,005
(c)Republic of Argentina 'L'
     5.938%, 3/31/05                                   15,857           13,557
(e)Republic of Argentina
     Global Units (Euro)
     12.125%, 2/15/19                                   3,950            3,595
                                                                    -----------
                                                                        28,157
                                                                    -----------
                                                                        35,279
                                                                    -----------
-------------------------------------------------------------------------------
BRAZIL  (19.4%)
SOVEREIGN  (19.4%)
(e)Brazil Global Bond
       10.125%, 5/15/27                                 6,600            4,999
(e)Federative Republic of
       Brazil 'C' Bond PIK
       8.00%, 4/15/14                                  14,321            9,340
(c,e)Federative Republic of
       Brazil 'EI-L' Bond
       5.875%, 4/15/06                                  4,190            3,310
(d)Federative Republic of Brazil
      'L'
       5.00%, 4/15/09                                   1,700              978
(c,e)Federative Republic of Brazil
       Debt Conversion 'L' Bond
       5.938%, 4/15/12                                 17,050           10,592
(c)Federative Republic of
       Brazil EI-Euro
       5.875%, 4/15/06                                  2,822            2,229
(c)Federative Republic of Brazil
       New Money Bond
       5.938%, 4/15/09                                    910              639
(c)Federative Republic of Brazil
       New Money Bond 'L`
       5.938%, 4/15/09                                  7,490            5,262
                                                                    -----------
                                                                        37,349
                                                                    -----------
-------------------------------------------------------------------------------
BULGARIA  (4.7%)
SOVEREIGN  (4.7%)
(c)Republic of Bulgaria
     Discount Bond 'A' Euro
     5.875%, 7/28/24                         U.S.$      7,200 U.S.$      4,923
(d)Republic of Bulgaria
     Front Loaded Interest
     Reduction Bond
     2.50%, 7/28/12                                     2,450            1,496
(c)Republic of Bulgaria Past
     Due Interest Bond
     5.875%, 7/28/11                                    3,650            2,521
                                                                    -----------
                                                                         8,940
                                                                    -----------
-------------------------------------------------------------------------------
COLOMBIA  (5.7%)
CORPORATE  (0.4%)
(d)Occidente y Caribe
    0.00%, 3/15/04                                      1,050              693
Sovereign  (5.3%)
    Republic of Colombia
    9.75%, 4/23/09                                      5,800            4,792
    Republic of Colombia
    Global Euro
    10.875%, 3/9/04                                     4,400            4,224
(c)Republic of Columbia
    9.705%, 8/13/05                                     1,320            1,145
                                                                    -----------
                                                                        10,161
                                                                    -----------
                                                                        10,854
                                                                    -----------
-------------------------------------------------------------------------------
ECUADOR  (1.2%)
SOVEREIGN  (1.2%)
(c)Republic of Ecuador
     Discount Bond
     6.00%, 2/28/25                                     5,120            2,397
                                                                    -----------
-------------------------------------------------------------------------------
INDIA  (0.4%)
CORPORATE  (0.4%)
(g)Saurashtra Cement Ltd.
     19.00%, 9/27/99                         INR       40,000              841
                                                                    -----------
-------------------------------------------------------------------------------
INDONESIA  (1.4%)
CORPORATE  (0.7%)
   Indah Kiat International
     Finance
     11.875%, 6/15/02                        U.S.$        550              457
   Tjiwi Kimia International
     Global Bond
     13.25%, 8/1/01                                     1,000              860
                                                                    -----------
                                                                         1,317
                                                                    -----------
SOVEREIGN  (0.7%)
  INDONESIA EXCHANGE LOAN
(c) 8.125%, 8/25/00                                       500              466
(c) 8.375%, 8/25/01                                       800              704
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------
INDONESIA  (CONTINUED)
SOVEREIGN   (CONTINUED)
(c)8.625%, 8/25/02                           U.S.$        200       U.S.$  172
                                                                    -----------
                                                                         1,342
                                                                    -----------
                                                                         2,659
                                                                    -----------
-------------------------------------------------------------------------------
IVORY COAST  (0.9%)
SOVEREIGN  (0.9%)
(c)Ivory Coast
     2.00%, 3/29/18                                     5,000            1,363
(d)Ivory Coast Past Due
    Interest Bond
    2.00%, 3/29/18                                        975              336
                                                                    -----------
                                                                         1,699
                                                                    -----------
-------------------------------------------------------------------------------
JORDAN  (1.0%)
SOVEREIGN  (1.0%)
  Jordan Discount Bond
     6.188%, 12/23/23                                   1,484              935
(b,c)6.188%, 12/23/23                                   1,061              668
(c)Republic of Jordan Par Bond
     5.50%, 12/23/23                                      500              305
                                                                    -----------
                                                                         1,908
                                                                    -----------
-------------------------------------------------------------------------------
KOREA  (1.4%)
QUASI-SOVEREIGN  (1.4%)
  Export-Import Bank of Korea
    6.50%, 2/10/02                                      1,690            1,655
  Korea Electric Power Corp.
    7.00%, 10/1/02                                      1,100            1,067
                                                                    -----------
                                                                         2,722
                                                                    -----------
-------------------------------------------------------------------------------
MEXICO  (20.5%)
CORPORATE  (2.7%)
(b)Innova
     12.875%, 4/1/07                                      530              421
   Petro Mexicanos
(b)9.50%, 9/15/27                                       3,900            3,744
(c)9.657%, 7/15/05                                      1,180            1,105
                                                                    -----------
                                                                         5,270
                                                                    -----------
SOVEREIGN  (17.8%)
(c)United Mexican States
    Discount Bond 'A'
    6.116%, 12/31/19                                    4,070            3,429
(c)United Mexican States
     Discount Bond 'B'
     5.875%, 12/31/19                                   2,350            1,980
(c)United Mexican States
     Discount Bond 'C'
     5.874%, 12/31/19                                   1,800            1,517
(c)United Mexican States
     Discount Bond 'D'
     6.068%, 12/31/19                                     850              716
------------------------------------------------------------------------------
SOVEREIGN   (CONTINUED)
  United Mexican States
     Euro Bond
     10.375%, 2/17/09                          U.S.$    8,500    U.S.$   8,638
  United Mexican States
     Global Bond
     11.375%, 9/15/16                                   6,856            7,374
(e)United Mexican States
     Par Bond 'W-A`
     6.25%, 12/31/19                                    8,010            5,967
(e)United Mexican States
     Par Bond 'W-B`
     6.25%, 12/31/19                                    6,183            4,606
                                                                    -----------
                                                                        34,227
                                                                    -----------
                                                                        39,497
                                                                    -----------
-------------------------------------------------------------------------------
MOROCCO  (2.7%)
SOVEREIGN  (2.7%)
(c)Morocco R&C 'A'
     5.906%, 1/1/09                                     6,450            5,208
                                                                    -----------
-------------------------------------------------------------------------------
NIGERIA  (0.2%)
SOVEREIGN  (0.2%)
(c)Central Bank of Nigeria
     Promissory Note
     5.092%, 1/5/10                                     1,020              407
                                                                    -----------
-------------------------------------------------------------------------------
PANAMA  (2.2%)
SOVEREIGN  (2.2%)
  Republic of Panama
     9.375%, 4/1/29                                     4,500            4,298
                                                                    -----------
-------------------------------------------------------------------------------
PERU  (2.2%)
SOVEREIGN  (2.2%)
  Peru Past Due Interest Bond
     4.00%, 3/7/17                                      2,820            1,740
(d)Republic of Peru Front Loaded
     Interest Reduction Bond
   (b)3.25%, 3/7/17                                       498              276
   (d)3.75%, 3/7/17                                     3,950            2,187
                                                                    -----------
                                                                         4,203
                                                                    -----------
-------------------------------------------------------------------------------
PHILIPPINES  (1.8%)
SOVEREIGN  (1.8%)
  Republic of Philippines
     9.875%, 1/15/19                                    1,900            1,868
(c)Republic of Philippines 'B'
     6.00%, 6/1/08                                      1,690            1,569
                                                                    -----------
                                                                         3,437
                                                                    -----------
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                         FACE
                                                       AMOUNT           VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------
POLAND  (1.5%)
CORPORATE  (1.5%)
(b)At Entertainment Inc.
     0.00%, 2/1/09                           U.S.$      2,050   U.S.$    1,374
(b)Netia Holdings II B.V.
     13.125%, 6/15/09                                   1,500            1,515
                                                                    -----------
                                                                         2,889
                                                                    -----------
-------------------------------------------------------------------------------
RUSSIA  (6.5%)
SOVEREIGN  (6.5%)
(c)Russia Interest Arrears Notes
     6.063%, 12/15/15                                   1,150              185
(c,f)Russia Principal Note, PIK
     6.063%, 12/15/20                                  44,046            5,423
     Russian Federation
     (b)8.75%, 7/24/05                                  2,040            1,025
     (b)11.00%, 7/24/18                                11,600            5,829
                                                                    -----------
                                                                        12,462
                                                                    -----------
-------------------------------------------------------------------------------
TURKEY  (1.1%)
CORPORATE  (1.1%)
  Cellco Finance NV
  (b)15.00%, 8/1/05                                     1,910            1,977
     15.00%, 8/1/05                                       100              103
                                                                    -----------
                                                                         2,080
                                                                    -----------
-------------------------------------------------------------------------------
VENEZUELA  (3.3%)
SOVEREIGN  (3.3%)
(c,e)Republic of Venezuela Debt
     Conversion Bond 'DL'
     6.313%, 12/18/07                                   7,083            5,492
     Republic of Venezuela
     Global Bond
     9.25%, 9/15/27                                     1,400              941
                                                                    -----------
                                                                         6,433
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$179,923)                                                  185,562
                                                                    -----------
-------------------------------------------------------------------------------

                                                       NO. OF
                                                       RIGHTS
-------------------------------------------------------------------------------
RIGHTS  (0.0%)
-------------------------------------------------------------------------------
MEXICO
 United Mexican States Value
   Recovery Rights, expiring
   06/30/03
  (Cost U.S.$--)                                   13,954,000               -- @
                                                                    -----------
-------------------------------------------------------------------------------

                                                       NO. OF            VALUE
                                                     WARRANTS            (000)
-------------------------------------------------------------------------------
WARRANTS (0.1%)
-------------------------------------------------------------------------------
ARGENTINA  (0.0%)
  Republic of Argentina,
    expiring 2/25/00                                   10,500   U.S.$       12
                                                                    -----------
-------------------------------------------------------------------------------
COLOMBIA  (0.1%)
(b)Occidente y Caribe 144A,
    expiring 3/15/04                                   41,200               70
                                                                    -----------
-------------------------------------------------------------------------------
POLAND  (0.0%)
(b)At Entertainment Inc., expiring
    2/1/09                                              8,200               -- @
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$27)                                                            82
                                                                    -----------
-------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%)
-------------------------------------------------------------------------------
TURKEY  (2.9%)
BILLS
  Turkey Treasury Bills
    0.00%, 9/15/99                         TRL  1,004,236,000            2,029
    0.00%, 2/09/00                              2,417,032,000            3,590
                                                                    -----------
                                                                         5,619
                                                                    -----------
-------------------------------------------------------------------------------
UNITED STATES  (0.5%)
REPURCHASE AGREEMENT
  Chase Securities, Inc.
  4.55%, dated 6/30/99,
  due 7/1/99, to be
  repurchased at U.S.$974,
  collateralized by
  U.S.$905 United States
  Treasury Bonds, 7.25%,
  due 5/15/16, valued at
  U.S.$1,006                               U.S.$         974               974
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$7,207)                                                      6,593
                                                                    -----------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (Cost $187,157)                                                     192,237
                                                                    -----------
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                       AMOUNT           VALUE
                                                        (000)           (000)
-------------------------------------------------------------------------------
OTHER ASSETS
  Cash                                        U.S.$     1,767
  Receivable for Investments
    Sold                                               10,210
  Interest Receivable                                   4,797
  Other Assets                                             34 U.S.$     16,808
                                                  ----------- -----------------
-------------------------------------------------------------------------------
LIABILITIES
  Payable For:
    Reverse Repurchase
      Agreements                                     (33,675)
    Dividends Declared                                (5,277)
    Investments Purchased                             (4,163)
    Investment Advisory Fees                            (136)
    Shareholder Reporting
      Expenses                                           (62)
    Directors' Fees and Expenses                         (58)
    Professional Fees                                    (53)
    Custodian Fees                                       (25)
    Administrative Fees                                  (18)
   Other Liabilities                                     (40)         (43,507)
                                                              -----------------
-------------------------------------------------------------------------------
NET ASSETS
 Applicable to 21,988,097, issued and
  outstanding U.S.$0.01 par value shares
  (100,000,000 shares authorized)                             U.S.$    165,538
                                                              -----------------
                                                              -----------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$       7.53
                                                              -----------------
                                                              -----------------
-------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
  Common Stock                                                U.S.$        220
  Capital Surplus                                                      278,530
  Accumulated Net Investment Loss                                         (32)
  Accumulated Net Realized Loss                                      (118,313)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                        5,133
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$    165,538
                                                              -----------------
                                                              -----------------
-------------------------------------------------------------------------------

(a) -- Non-income producing.
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Variable/floating rate security - rate disclosed is as of June 30, 1999.
(d) -- StepBond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is ultimate maturity.
(e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30,1999. See note A-4 to financial statements.
(f) -- Security is in default.
(g) -- Security valued at fair value - see note A-1 to financial statements.
 @  -- Amount is less than U.S.$500.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.


   The accompanying notes are an intergral part of the financial statements.

                                                                                            SIX MONTHS
                                                                                               ENDED
                                                                                           JUNE 30, 1999
                                                                                            (UNAUDITED)
STATEMENT OF OPERATIONS                                                                        (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends ...................................................................   U.S.$       347
     Interest ....................................................................            12,531
     Less: Foreign Taxes Withheld ................................................               (13)
---------------------------------------------------------------------------------------------------------
       Total Income ..............................................................            12,865
---------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees ....................................................               795
     Interest Expense ............................................................               658
     Administrative Fees .........................................................               108
     Professional Fees ...........................................................                65
     Shareholder Reporting Expenses ..............................................                51
     Custodian Fees ..............................................................                32
     Directors' Fees and Expenses ................................................                29
     Other Expenses ..............................................................                59
---------------------------------------------------------------------------------------------------------
       Total Expenses ............................................................             1,797
---------------------------------------------------------------------------------------------------------
         Net Investment Income ...................................................            11,068
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold ..................................................            (2,469)
     Foreign Currency Transactions ...............................................            (1,387)
---------------------------------------------------------------------------------------------------------
         Net Realized Loss .......................................................            (3,856)
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments .................................................            14,671
     Appreciation on Foreign Currency Translations ...............................                86
---------------------------------------------------------------------------------------------------------
         Change in Unrealized Appreciation/Depreciation ..........................            14,757
---------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation .............            10,901
---------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   U.S.$    21,969
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                      SIX MONTHS
                                                                         ENDED
                                                                     JUNE 30, 1999         YEAR ENDED
                                                                      (UNAUDITED)       DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                       (000)                (000)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income .......................................... U.S.$     11,068     U.S.$     27,779
  Net Realized Loss ..............................................           (3,856)            (113,390)
  Change in Unrealized Appreciation/Depreciation .................           14,757                1,761
---------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations.           21,969              (83,850)
---------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..........................................          (10,540)             (30,153)
  In Excess of Net Investment Income .............................               --                 (560)
  In Excess of Net Realized Gain .................................               --              (63,390)
---------------------------------------------------------------------------------------------------------
  Total Distributions ............................................          (10,540)             (94,103)
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (137,326 and 319,511
  shares, respectively) ..........................................            1,025                3,481
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ......................................           12,454             (174,472)

Net Assets:
  Beginning of Period ............................................          153,084              327,556
---------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment
  loss/distributions in excess of net investment of
  U.S.$(32) and U.S.$(560), respectively)......................... U.S.$    165,538     U.S.$    153,084
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                                            SIX MONTHS
                                                                                               ENDED
                                                                                              JUNE 30,
                                                                                                1999
                                                                                            (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                        (000)
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments.............................................     U.S.$ 176,453
   Purchases of Investments.......................................................          (198,771)
   Net Increase in Short-Term Investments.........................................            (3,417)
   Investment Income..............................................................             9,128
   Interest Expense Paid..........................................................              (657)
   Operating Expenses Paid........................................................            (1,504)
-------------------------------------------------------------------------------------------------------
   Net Cash Used for Investing and Operating Activities...........................           (18,768)
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Borrowings under Reverse Repurchase Agreements.................................            27,316
   Cash Distributions Paid (net of reinvestments of $1,025).......................           (11,278)
-------------------------------------------------------------------------------------------------------
   Net Cash Used for Financing Activities.........................................            16,038
-------------------------------------------------------------------------------------------------------
   Net Decrease in Cash...........................................................            (2,730)
CASH AT BEGINNING OF PERIOD                                                                    4,497
-------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD.............................................................     U.S.$   1,767
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING
AND OPERATING ACTIVITIES
-------------------------------------------------------------------------------------------------------
   Net Investment Income..........................................................     U.S.$  11,068
   Proceeds from Sales of Investments.............................................           176,453
   Purchases of Investments.......................................................          (198,771)
   Net Increase in Short-Term Investments.........................................            (3,417)
   Net Increase in Receivables Related to Operations..............................              (154)
   Net Decrease in Payables Related to Operations.................................              (345)
   Accretion/Amortization of Discounts and Premiums...............................            (3,602)
-------------------------------------------------------------------------------------------------------
   Net Cash Used for Investing and Operating Activities...........................     U.S.$ (18,768)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                        SIX MONTHS
                                            ENDED                       YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                JUNE 30, 1999        -----------------------------------------
AND RATIOS:                             (UNAUDITED)                    1998                1997
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.  U.S.$     7.01       U.S.$     15.21     U.S.$     17.31
-----------------------------------------------------------------------------------------------------
OFFERING COSTS ......................              --                    --                  --
-----------------------------------------------------------------------------------------------------
Net Investment Income ...............            0.50                  1.27                1.34
Net Realized and Unrealized Gain ....
  (Loss) on Investments .............            0.50                 (5.12)               1.27
-----------------------------------------------------------------------------------------------------
     Total from Investment Operations            1.00                 (3.85)               2.61
-----------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .............           (0.48)                (1.39)              (1.27)
  In Excess of Net Investment .......              --                 (0.02)                 --
  Income ............................              --                    --                  --
  Net Realized Gain .................              --                    --               (3.44)
  In Excess of Net Realized Gain ....              --                 (2.94)                 --
-----------------------------------------------------------------------------------------------------
     Total Distributions ............           (0.48)                (4.35)              (4.71)
-----------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Rights Offering ...................              --                    --                 --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......  U.S.$     7.53       U.S.$      7.01     U.S.$     15.21
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE,
  END OF PERIOD .....................  U.S.$     8.06       U.S.$      7.19     U.S.$     15.38
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ......................           19.51%               (32.04)%             40.81%
  Net Asset Value (1) ...............           14.45%               (33.00)%             21.71%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  U.S.$  165,538       U.S.$   153,084     U.S.$   327,556
-----------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest                1.41%*               1.47%                1.51%
  Expense to Average Net Assets .....
Ratio of Expenses After Interest                 2.26%*               2.75%                2.27%
  Expense to Average Net Assets .....
Ratio of Net Investment Income to                13.93%*              12.50%               8.80%
  Average Net Assets ................
Portfolio Turnover Rate .............             101%                  308%                361%


                                                             YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA              --------------------------------------------------------------
AND RATIOS:                                          1996                1995                1994
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.     U.S.$     12.40     U.S.$     12.23     U.S.$     18.96
---------------------------------------------------------------------------------------------------
OFFERING COSTS ......................                  --               (0.02)                 --
---------------------------------------------------------------------------------------------------
Net Investment Income ...............                1.75                1.76                1.51
Net Realized and Unrealized Gain ....                4.24                1.16               (6.34)
  (Loss) on Investments .............
---------------------------------------------------------------------------------------------------
     Total from Investment Operations                5.99                2.92               (4.83)
---------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income .............               (1.08)              (1.69)              (1.49)
  In Excess of Net Investment .......                  --               (0.03)                 --
  Income ............................                  --                  --                  --
  Net Realized Gain .................                  --                  --               (0.41)
  In Excess of Net Realized Gain ....                  --                  --                  --
---------------------------------------------------------------------------------------------------
     Total Distributions ............               (1.08)              (1.72)              (1.90)
---------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
  Rights Offering ...................                  --               (1.01)                 --
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......     U.S.$     17.31    U.S.$      12.40     U.S.$     12.23
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE,                   U.S.$     15.13    U.S.$      12.50     U.S.$     11.38
  END OF PERIOD .....................
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ......................               30.86%              37.48%             (27.97)%
  Net Asset Value (1) ...............               50.98%              26.85%             (25.95)%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)     U.S.$   372,644  U.S.$      266,295   U.S.$     196,282
---------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest                    1.38%               1.50%               1.59%
  Expense to Average Net Assets .....
Ratio of Expenses After Interest                     2.59%               1.89%               2.30%
  Expense to Average Net Assets .....
Ratio of Net Investment Income to                   12.14%              15.21%              10.79%
  Average Net Assets ................
Portfolio Turnover Rate .............                 373%                348%                256%

*   Annualized.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
-----------

     The Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (formerly Morgan Stanley Emerging Markets Debt Fund, Inc.) (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

       The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

       At June 30, 1999, the Fund had reverse repurchase agreements outstanding as follows:

                                                                MATURITY IN
                                                                 LESS THAN
                                                                  365 DAYS
                                                                ------------
Value of Securities Subject to
 Repurchase ..............................................    $   41,838,000
Liability Under Reverse
 Repurchase Agreement ....................................    $   33,675,000
Weighted Average Interest Rate ...........................              4.84%

       The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $29,283,000 at a weighted average interest rate of 4.38%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

       Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the

       Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAPS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

       INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

       TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

       Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

       The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities.

       Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

       Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six months June 30, 1999, the Fund made purchases and sales totaling approximately $199,782,000 and $181,052,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was approximately $187,157,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $5,080,000, of which $12,349,000 related to appreciated securities and $7,269,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $93,820,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A portion of the Fund's net assets consist of securities of issuers located in emerging markets which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $53,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 1999, the Officers declared a distribution of $0.24 per share, derived from net investment income, payable on July 15, 1999, to shareholders of record on June 30, 1999.

I.     Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Emerging Markets Debt Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:



                                                            VOTES  IN      VOTES    AUTHORITY       VOTES
PROPOSAL:                                                   FAVOR OF      AGAINST    WITHHELD     ABSTAINED
---------                                                  -----------    -------   ---------     ---------
1. To elect the following Directors:  Peter J. Chase       18,809,665          --     252,778           --
                                      David B. Gill        18,834,055          --     228,388           --
                                      Michael F. Klein     18,804,499          --     257,944           --

2. To ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Fund                  18,902,243      72,178          --       88,021

3. To approve an amendment to the Fund's Articles of
   Incorporation to change the name of the Fund to
   Morgan Stanley Dean Witter Emerging
   Markets Debt Fund, Inc.                                 18,784,503     144,492          --      133,445

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              Morgan Stanley Dean Witter Emerging
                                Markets Debt Fund, Inc.
                              Boston Equiserve
                              Dividend Reinvestment Unit
                              P.O. Box 1681
                              Boston, MA 02105-1681
                              1-800-730-6001